UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2025

ARTESIAN RESOURCES CORP
(Exact name of registrant as specified in its charter)

DE	000-18516	51-0002090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Churchmans Road
Newark, DE 19702
(Address of principal executive offices, including zip code)

(302) 453-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARTNA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2025, the Board of Directors (the “Board”) of Artesian Resources Corporation (the “Company”) elected Salvatore J. “Chip” Rossi to serve as a director for the remainder of the three-year term class that expires at the Annual Meeting of the Class B Voting Common shareholders to be held in 2027 and until his respective successor shall be elected and qualified.

Mr. Rossi, age 58, most recently served as head of Prepaid Card Unemployment Programs at Bank of America, N.A. from September 2021 through June 2025 and president of Bank of America Delaware from April 2010 through June 2025. He joined Bank of America full-time in 1989 and prior to his most recent role, starting in 2018, he held the position of Global Compliance and Operational Risk Operations executive. Previously, he was also Bank of America’s Consumer and Global Wealth & Investment Management Chief Risk Officer. The Board determined that Mr. Rossi’s financial expertise, along with his extensive knowledge in risk management and understanding of the Delaware community, make him well qualified to serve on the Board.

Mr. Rossi will serve on the Company’s Audit Committee, the Compensation Committee, Budget and Finance Committee, and the Governance and Nominating Committee. He will be compensated for his service on the Board and its committees in a manner consistent with the Company’s existing compensation arrangements for non-employee directors.

There is no arrangement or understanding between Mr. Rossi and any other person pursuant to which he was selected as a director, and there are no transactions in which Mr. Rossi has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits
Exhibit Number:	Title:

99.1*	Press Release, issued on July 1, 2025, by Artesian Resources Corporation.

104	Cover Page Interactive Data File (formatted as Inline XBRL).
 * Exhibit 99.1 is intended to be deemed furnished rather than filed pursuant to General Instruction B.2. of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION

Date: July 1, 2025	By: /s/ David B. Spacht
David B. Spacht
Chief Financial Officer